UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Safe Pro Group Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Safe Pro Group Inc.

18305 Biscayne Blvd. Suite 222

Aventura, Florida 33160

(786) 409-4030

To the Stockholders of Safe Pro Group Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Safe Pro Group Inc. The Annual Meeting will be held virtually as a live audio-only conference call by calling 877-407-3088 (toll free), on June 26, 2025 at 10:00 a.m., Eastern Time. There will not be a physical meeting location.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders of record as of April 28, 2025.

If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.SPAI.vote and entering the 12-digit control number included on your Proxy Card. If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on June 24, 2025. You will be able to vote your shares at the meeting by going to www.SPAI.vote and entering the same control number used to enter the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by fax, by email, or by completing, signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. Even after returning your proxy, if you are a stockholder of record and do attend the Annual Meeting and wish to vote your shares in person, you still may do so.

Very truly yours,

Safe Pro Group Inc.

By:	/s/ Daniyel Erdberg
Daniyel Erdberg
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Annual Shareholder Meeting to be Held on June 26, 2025:

Electronic Copies of the Proxy Statement and our 2025 Annual Report on Form 10-K are available at

www.SPAI.vote

Safe Pro Group Inc.

18305 Biscayne Blvd. Suite 222

Aventura, Florida 33160

(786) 409-4030

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 26, 2025

TO THE STOCKHOLDERS OF SAFE PRO GROUP INC.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Safe Pro Group Inc. (the “Company”) will be held virtually as a live audio-only conference call by calling 877-407-3088 (toll free), on June 26, 2025 at 10:00 a.m., Eastern Time. There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com. At the Annual Meeting, the items of business to be voted on, as described in the accompanying Proxy Statement, are:

1.	To elect five Board nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

3.	To approve the Safe Pro Group Inc. 2025 Equity Incentive Plan.

Only stockholders of record of the Company at the close of business on April 28, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 18305 Biscayne Blvd. Suite 2 Aventura, Florida 33160 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly by via the Internet, by fax, by email, or by completing, signing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

By Order of the Board of Directors,

Safe Pro Group Inc.

/s/ Daniyel Erdberg
Aventura, Florida	Daniyel Erdberg
April 30, 2025	Chief Executive Officer

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SAFE PRO GROUP INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 26, 2025

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Safe Pro Group Inc., a Delaware corporation, for use at the Annual Meeting of Safe Pro Group’s stockholders to be held virtually as a live audio-only conference call by calling 877-407-3088 (toll free), on June 26, 2025 at 10:00 a.m., Eastern Time, and at any adjournments or postponements of the Annual Meeting. There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “Safe Pro Group” “Company,” “we,” or “our” refer to Safe Pro Group Inc. We recommend that you submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect five Board nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

3.	To approve the Safe Pro Group Inc. 2025 Equity Incentive Plan

WHO MAY ATTEND THE ANNUAL MEETING AND HOW TO ATTEND?

Our Board has fixed the close of business on April 28, 2025, as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Record holders and beneficial owners may attend the Annual Meeting (via phone call). Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access a live audio conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);
●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the special meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. New York Time, on June 24, 2025 (two days before the meeting). You will then receive confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

HOW DO I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING?

Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting by visiting www.SPAI.vote and entering the 12-digit control number included on your Proxy Card.

If you were a beneficial owner of shares held in street name at the close of business on the Record Date, you can participate and vote at the meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on June 24, 2025. You will be able to vote your shares at the meeting by going to www.SPAI.vote and entering the same control number used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

On the Record Date, we had 15,172,185 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

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HOW DO I VOTE WITHOUT PARTICIPATING IN THE ANNUAL MEETING?

Shareholders of record may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet. The website address for Internet voting is www.SPAI.vote.

2.	By Email. Mark, date, sign and email the enclosed Proxy Card to proxy@equitystock.com.

3.	By Mail. Mark, date, sign and mail promptly the enclosed Proxy Card.

4.	By Fax. Mark, date, sign and fax the enclosed Proxy Card to (347) 584-3644.

If you vote by Internet, fax or email, please do not mail your Proxy Card.

Because of possible delays with the mail, we recommend you use the Internet or Fax to vote. If you are a beneficial owner of shares held in street name, you must email to proxy@equitystock.com a legal proxy from your nominee authorizing you to vote your shares at least 2 business days prior to the Annual Meeting. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

HOW DO I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Notice of Annual Stockholder Meeting, our proxy statement, and our annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) are available online at www.SPAI.vote.

WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (toll free) or email proxy@equitystock.com.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on June 26, 2025. The presence in person (which would include presence at a virtual meeting) or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	“FOR” the election of the Board’s five nominees to our Board of Directors.

2.	“FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the year ending December 31, 2025.

3.	“FOR” the approval of the Safe Pro Group Inc. 2025 Equity Incentive Plan.

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If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER AGENT, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Safe Pro or by voting in person (which would include presence at a virtual meeting) at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your broker, bank or other agent.

Under the rules of the NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine” without specific instructions from the beneficial owner. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person (which would include presence at the virtual meeting) at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A majority of votes cast is required to elect director nominees. Broker non-votes and abstentions will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 3: Approval of Safe Pro Group Inc. 2025 Equity Incentive Plan

The approval of Proposal 3 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on this proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal but will be counted in determining whether there is a quorum present.

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ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE SAFE PRO GROUP’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of Safe Pro Group are located at 18305 Biscayne Blvd. Suite 222 Aventura, Florida 33160, and our telephone number is (786) 409-4030.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Safe Pro Group that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 28, 2025, regarding beneficial ownership of our common stock by:

●	each of our directors;

●	each of our named executive officers;

●	all directors and officers as a group; and

●	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Safe Pro Group Inc., 18305 Biscayne Blvd. Suite 222 Aventura, Florida 33160.

Name and address of beneficial owner	Shares beneficially owned		Percentage of Class (1)

Daniyel Erdberg	5,740,000	(2)	37.8%
Theresa Carlise	305,000	(3)	2.0%
Pravin Borkar	750,000	(4)	4.9%
Christopher Todd	732,500	(5)	4.8%
Jonathan Leinwand	622,500	(6)	4.1%
Arthur T. Dean	50,000		*
John E. Miller	50,000		*
Lee Van Arsdale	72,812		*

Directors and Officers as a group 8 persons)	8,322,812		54.8%

* Less than 1%.

(1) Based on 15,172,185 shares of common stock outstanding as of April 30, 2025.

(2) Includes 5,070,000 shares of common stock, 470,000 shares of common stock held in the name of DL2 Capital LLC, of which Mr. Erdberg is the beneficial owner and 200,000 shares of common stock held in the name of Erdberg Foundation Inc., of which Mr. Erdberg is the beneficial owner.

(3) Includes 280,000 shares of common stock and 25,000 options exercisable within 60 days, to purchase common shares at an exercise price of $3.40.

(4) Includes 750,000 shares of common stock held by American Protection Works, Inc. of which Mr. Borkar and his spouse are deemed to be the beneficial owners.

(5) Includes 720,000 shares of common stock held by Christopher Todd Inc., of which Mr. Todd is the beneficial owner and 12,500 options exercisable within 60 days, to purchase common shares at an exercise price of $3.40, held by Mr. Todd.

(6) Includes 600,000 shares of common stock and 22,500 options exercisable within 60 days, to purchase common shares at an exercise price of $3.40.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of April 28, 2025. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Positions and Offices
Daniyel Erdberg	47	Founder, Chairman of the Board and Chief Executive Officer
Theresa Carlise	66	Chief Financial Officer, Treasurer and Assistant Secretary
Pravin Borkar	67	Chief Technical Officer, Director and Founder and President of Safe-Pro USA LLC
Christopher Todd	54	President and Founder of Airborne Response Corp.
Jonathan Leinwand, Esq.	55	General Counsel and Secretary
Arthur T. Dean	79	Director
John E. Miller	83	Director
Lee Van Arsdale	72	Director

The following is information about the experience and attributes of the members of our board of directors and senior executive officers as of the date of this prospectus. The experience and attributes of our directors discussed below provide the reasons that these individuals were selected for board membership, as well as why they continue to serve in such positions.

Daniyel Erdberg, 46, is the Founder, Chairman, and CEO of Safe Pro Group Inc. and has served in such roles since its inception in December 2021. From 2014 through September 2019, Mr. Erdberg served as President of Drone Aviation Corp and served as its CEO and Director from October 2019, until its merger with COMSovereign Holding Corp. in December 2019, following which he was involved in the creation of several business ventures, including the founding of CyberNate Corp. which was incorporated in December 2021. Mr. Erdberg has over 20 years’ experience as a C-Level technology executive having led recent Nasdaq listings in the Drone, 5G, and SatCom sectors where he served in senior management positions including as Chief Executive Officer, President, and Chief Operating Officer. Throughout his career, Mr. Erdberg has been involved in the operation of companies involved in various sectors of technology including software development, telecommunications, wireless networking, and unmanned aerial systems. As the founder and leader of multiple public and private enterprises, he has built organizations from inception that included experience with an array of technologies and has successfully conducted business with government, military, and commercial entities. We believe Mr. Erdberg is qualified to serve on our board of directors due to his extensive experience with our company as a founder.

Theresa Carlise, 66, was appointed as Chief Financial Officer in June 2023. On March 27, 2024, she was appointed Treasurer and on April 12, 2024, Assistant Secretary. Ms. Carlise brings over 30 years of experience as a Chief Financial Officer for publicly traded companies. Ms. Carlise’s skillset includes equity-based transactions, strategic and tactical financial management with strong qualifications in all areas of accounting, financial analysis, reporting, restructuring and planning. From the period June 2021 to June 2023, she was the Chief Accounting Officer, Secretary & Treasurer at NextPlat Corp, formerly Orbsat Corp, a Nasdaq-listed e-commerce technology company, having earlier served as the Chief Financial Officer, Treasurer and Secretary of Orbsat Corp., its predecessor from June 2015 to December 2020. Before joining Orbsat Corp., she served as Chief Financial Officer, Secretary, Treasurer and Director of various publicly traded companies within the retail, telecommunications, distribution, transportation, mortgage banking and construction sectors.

Pravin Borkar, 67, was the founder of Safe-Pro USA LLC in November 2008, and was appointed as our Chief Technical Officer and Director on June 7, 2022 and holds the title of President of Safe-Pro USA, concurrent with its acquisition by Safe Pro Group Inc. He has over 30 years’ experience in the design, engineering and manufacturing of bullet and blast resistant personal protection equipment for the U.S. Department of Defense. Mr. Borkar has been responsible for the development and manufacture of body armor plates for military personnel as well as ballistic protection armor systems for Blackhawk, Chinook and CH-53 transport helicopters for the U.S. Army, Marines and Air Force. At Safe-Pro USA, Mr. Borkar has been responsible for the development of over 50 different bullet and blast resistant products. Mr. Borkar holds a Bachelor of Technology in Chemical Engineering and a Master of Science in Composites and Plastics Engineering from the University of Massachusetts. We believe Mr. Borkar is qualified to serve on our board of directors due to his extensive experience with our company and industry experience.

Christopher Todd, 54, has served as the President and founder of Airborne Response Corp. since August 2016. Mr. Todd has over 30 years of marketing and technology business experience. Mr. Todd previously served as an analyst advising Fortune 500 firms and major sports organizations in digital marketing and content strategies. Mr. Todd is also a Certified Emergency Manager (CEM®) and Federal Aviation Administration (FAA)-certified remote pilot. His experience includes hurricane response and recovery operations, structure collapses, aircraft accidents, and several other types of complex incidents. Additionally, Mr. Todd serves as the Executive Director of AIRT, Inc., a 501(c)3 non-profit organization that specializes in the deployment of Drones For Good® and serves as the official home of the DRONERESPONDERS program advancing public safety drone operations with over 15,000 members across more than 75 countries. Additionally, Mr. Todd serves as a command staff member of the Southeast Florida All-Hazards Incident Management Team headquartered at the Palm Beach Fire Rescue Department. Mr. Todd is the President of the Florida Peninsula Chapter of AUVSI, Inc. Mr. Todd is a member of InfraGard, the public-private partnership between U.S. industry and the FBI, as well as the U.S. Coast Guard Auxiliary, where he previously served as the national Deputy Director of Governmental and Public Affairs and was named as the 2007 National “Auxiliarist of the Year.” Mr. Todd holds a Bachelor of Arts in journalism and mass communications from Drake University, and an Executive Master in Professional Studies in emergency and disaster management from Georgetown University in Washington, D.C.

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Jonathan Leinwand, Esq., 55, General Counsel and Secretary. Mr. Leinwand earned his law degree (juris doctor) from the University of Miami School of Law in 1995. Mr. Leinwand first worked for Andrew Hall & Associates in Miami practicing in the area of complex commercial litigation. In 1996 he began his own practice concentrating on private placements, reporting under Securities Exchange Act of 1934, and acted as outside counsel on behalf of public companies traded on OTC Bulletin Board, OTC Markets, Nasdaq and American Stock Exchange as well as other corporate consulting work. Mr. Leinwand acts as “in-house” counsel for publicly traded companies handling corporate and securities issues, managing outside counsel, and advising on capital markets and fund raising. He also advises investors and broker-dealers on PIPES and compliance issues related to private placements and restricted securities. He is admitted to practice law in Florida and the Southern District of Florida.

Arthur T. Dean, 79, Director and Chairman of the Audit Committee. Mr. Dean is a proven senior executive with extensive leadership and management experience gained in the U.S. military and in the non-profit sector where he held senior leadership roles at large organizations with complex budgets. From August 1998 to February 2021, Mr. Dean served as the Chairman and CEO and continues to serve as the Chairman and CEO Emeritus, at the Community Anti-Drug Coalitions of America (CADCA) which represents over 5,000 community coalitions that involve individuals from key sectors including schools, law enforcement, youth, parents, healthcare, media, tribal communities, and others to prevent substance use and misuse. Earlier in his career, Mr. Dean held a number of senior positions in the U.S. Army including Director of Military Personnel Management and was the Deputy Chief of Staff for Personnel & Installation Management at the U.S. Army Forces Command, the Department of Defense’s largest field organization. He has received numerous awards and recognition for his achievements including the Community Anti-Drug Coalitions of America National Leadership Award, The National Prevention Network (NPN) Lifetime Achievement Award, U.S. Army War College Outstanding Alumnus Award, Adjutant General Corps Hall of Fame, the National Institute on Alcohol Abuse and Alcoholism (NIAAA)’s Senator Harold Hughes Memorial Award, 2016 and the National Conference on Citizenship Prestigious Franklin Award for Citizen of the Year. He has served on numerous board and has been an audit committee chair. We believe Mr. Dean is qualified to serve on our board of directors due to his extensive experience in the military and his accounting knowledge.

John E. Miller, Lieutenant General, U.S. Army (Retired), 83, Director and Chairman of the Compensation Committee. LTG Miller is a decorated combat veteran who has served over 34 years in the U.S. Army, most recently as the Deputy Commanding General of the U.S. Army Training and Doctrine Command (TRADOC) responsible for coordinating the implementation of the Army’s first digitized command and control system in a combat brigade. He is a former commander of the 101st Airborne Division (Air Assault). LTG Miller also had multiple assignments at the U.S. Army Command and General Staff College where he held positions from Tactics Instructor to Commandant. While Commandant, he was concurrently responsible for 11 other Army Schools that provide tactical training and education for Commissioned and Non-Commissioned Officers. After his retirement from active duty, from 1997 to 2005, LTG Miller was a regional Vice President for Oracle Corporation’s Public Sector Division and served as a Divisional President for L-3 Communication from 1997 to 2005, providing linguist, intelligence analyst and technical support for deployed forces in 13 countries. Since 2007, LTG Miller has served as the President of Miller Analytics, LLC, which provides management and operational analysis and technology assessment consulting services for classified and unclassified programs with the Federal Government and related Technology and Aerospace and Defense Industries. Mr. Miller has served on the Board of Directors since May 28, 2021. Mr. Miller has served as the owner/consultant at Miller Analytics, LLC since September 2007. LTG Miller is currently a director at Nasdaq-listed NextPlat Corp, an e-commerce technology and healthcare services company from May 2021 through September 2024 and served as a member of the board of directors of Drone Aviation Holding Corp from December 2017 to November 2019. He was selected to the U.S. Army’s Command and General Staff College Hall of Fame in May 2024. We believe LTG Miller is qualified to serve on our board of directors due to his extensive experience in the armed forces and role on multiple boards.

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Lee Van Arsdale, Colonel, U.S. Army (Retired), 72, Director and Chairman of the Nominating and Corporate Governance Committee. Colonel Van Arsdale is a distinguished member of the U.S. armed forces serving for over 25 years in the Army including multiple tours of duty with the Special Forces and Special Missions units, having been decorated for valor with the Silver Star and with the Purple Heart. Since 2010, Colonel Van Arsdale has served as a faculty member of Thayer Leadership, a higher education organization focused on executive leader development. Additionally, since his retirement from active duty, he was a senior business executive and entrepreneurial leader, serving in positions including as Chief Executive Officer of Triple Canopy Inc., an integrated security solutions company from 2006 to 2009, and as the Chief Executive Officer of Creative Radicals, a data analytics software solutions company where, since 2019, he currently serves as a Director. Colonel (Ret.) Van Arsdale’s military career as a soldier includes assignments in U.S. Army Special Forces, with 11 years spent in a U.S. Army Special Mission Unit. Over his 25-year Army career, Colonel (Ret.) Van Arsdale’s served in three combat zones in leadership positions, and participated in numerous classified operations, on a global scale. Following his military career, Lee was also the Assistant General Manager for National Security Response at the Bechtel Nevada Corporation; Unconventional Solutions, Inc., a private consulting firm, and was the founding Executive Director of the University of Nevada Las Vegas Institute for Security Studies. He currently serves on the boards of several public and private companies. Col Van Arsdale received the Excellence in Writing Award from the Army War College Foundation for a paper entitled The Use of Special Operations Forces in the Counter-proliferation of Weapons of Mass Destruction and is a recipient of the Combat infantryman’s Badge, Master Paratrooper Wings, Master Military Freefall Wings, Air Assault Wings, Ranger tab, and Special Forces tab in addition to the Silver Star and Purple Heart. He is a graduate from the U.S. Armed Forces Staff College and U.S. Army War College and received an M.S. from the University of Colorado and a B.S. from the United States Military Academy at West Point. In 2022 Col. Van Arsdale received the Distinguished Graduate Award from the West Point Association of Graduates, and in 2024 he was named a Distinguished Member of the Special Forces Regiment. We believe Colonel (Ret.) Van Arsdale is qualified to serve on our board of directors due to his extensive experience in the armed forces and in senior leadership roles in a number of technology businesses.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

GOVERNANCE OF THE COMPANY

Board Composition and Structure; Director Independence

Our business and affairs are managed under the direction of our board of directors. Our board of directors consists of 5 members of which 3 members are independent. The term of office for each director is until his or her successor is elected at our annual meeting or his or her death, resignation or removal, whichever is earliest to occur.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. As set forth in our corporate governance guidelines, when considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors and director nominees provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Board Leadership Structure

Our amended and restated bylaws and our corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Daniyel Erdberg currently serves as our Chief Executive Officer and Chairman of the Board.

As Chairman of the Board, Mr. Edberg’s key responsibilities include facilitating communication between our board of directors and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting, acting as chair of board meetings and meetings of our company’s stockholders and managing relations with stockholders, other stakeholders, and the public.

We take steps to ensure that adequate structures and processes are in place to permit our board of directors to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purpose of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

Committees of our Board of Directors

The standing committees of our board of directors consist of an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the committees reports to our board of directors as they deem appropriate and as our board may request. Each committee of our board of directors has a committee charter that will set out the mandate of such committee, including the responsibilities of the chair of such.

The composition, duties and responsibilities of these committees are set forth below.

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Audit Committee

The audit committee is responsible for, among other matters:

●	appointing, retaining, and evaluating our independent registered public accounting firm and approving all services to be performed by them;

●	overseeing our independent registered public accounting firm’s qualifications, independence and performance;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and,

●	reviewing and approving related person transactions.

Our audit committee consists of three of our directors, Messrs. Dean, Miller and Van Arsdale, each of whom meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 under the Exchange Act and Nasdaq rules. Mr. Dean serves as the chairman of the audit committee. Our board of directors has determined that Mr. Dean qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act. The written charter for our audit committee will be available on our corporate website at www.safeprogroup.com, upon the completion of this offering. The information on our website is not part of this prospectus.

Compensation Committee

The compensation committee is responsible for, among other matters:

●	reviewing key employee compensation goals, policies, plans and programs;

●	reviewing and approving the compensation of our directors, chief executive officer and other executive officers;

●	producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and,

●	administering our stock plans and other incentive compensation plans.

Our compensation committee consists of three of our directors, Messrs. Miller, Dean and Van Arsdale, each of whom meets the definition of “independent director” under the rules of the Nasdaq and the definition of non-employee director under Rule 16b-3 promulgated under the Exchange Act. Mr. Miller serves as chairman of our compensation committee. Our board of directors has adopted a written charter for the compensation committee in connection with this offering, which will be available on our corporate website at www.safeprogroup.com, upon the completion of this offering. The information on our website is not part of this prospectus.

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Nominating and Corporate Governance Committee

Our nominating and corporate governance committee will be responsible for, among other matters:

●	determining the qualifications, qualities, skills and other expertise required to be a director and developing and recommending to the board for its approval criteria to be considered in selecting nominees for director;

●	identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

●	overseeing the organization of our board of directors to discharge our board’s duties and responsibilities properly and efficiently;

●	reviewing the committee structure of the board of directors and the composition of such committees and recommending directors to be appointed to each committee and committee chairmen;

●	identifying best practices and recommending corporate governance principles; and,

●	developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

Our nominating and corporate governance committee consists of three of our directors, Messrs. Miller, Dean and Van Arsdale, each of whom meets the definition of “independent director” under the rules of the Nasdaq. Mr. Van Arsdale serves as chairman of our nominating and corporate governance committee. Our board of directors has adopted a written charter for the nominating and corporate governance committee in connection with this offering, which will be available on our corporate website at www.safeprogroup.com, upon the completion of this offering. The information on our website is not part of this prospectus.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that had one or more of its executive officers serving as a member of our board of directors or compensation committee. None of the members of our compensation committee, when appointed, will have at any time been one of our officers or employees.

Other Committees

Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Director Term Limits

Our board of directors has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals serving as directors as it does not believe that such a limit is in the best interests of our company. Our nominating and corporate governance committee will annually review the composition of our board of directors, including the age and tenure of individual directors. Our board of directors will strive to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.

Gender Diversity Policy

Our board of directors is committed to nominating the best individuals to fill director and executive roles. Our board has not adopted policies relating to the identification and nomination of women directors and executives and as it does not believe that it is necessary in the case of our company to have such written policies at this time. Our board of directors believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve effective stewardship and management. We have not adopted a target regarding women on our board or regarding women in executive officer positions as our board believes that such arbitrary targets are not appropriate for our company. We currently have one woman holding an executive position within our company.

Risk Oversight

Our board of directors oversees the risk management activities designed and implemented by our management. Our board of directors executes its oversight responsibility for risk management both directly and through its committees. The full board of directors also considers specific risk topics, including risks associated with our strategic plan, business operations and capital structure. In addition, our board of directors regularly receives detailed reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

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Our board of directors has delegated to the audit committee oversight of our risk management process. Our other board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full board of directors as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Code of Ethics

Our board of directors has adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics will be available on our website at www.Safeprogroup.com by clicking on “Investors.” If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, financial and accounting officers by posting the required information on our website at the above address within four business days of such amendment or waiver. The information on our website is not part of this prospectus.

Our board of directors, management and all employees of our company are committed to implementing and adhering to the Code of Ethics. Therefore, it is up to each individual to comply with the Code of Ethics and to be in compliance of the Code of Ethics. If an individual is concerned that there has been a violation of the Code of Ethics, he or she will be able to report in good faith to his or her superior. While a record of such reports will be kept confidential by our company for the purposes of investigation, the report may be made anonymously and no individual making such a report will be subject to any form of retribution.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during 2024, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements.

Insider Trading Policy

Our Board has adopted  an Insider Trading Policy that applies to all of our directors, executive officers, and employees. This policy also is affirmed by our domestic third party vendors, and our international vendors either affirm this policy or a similar, local, more applicable policy, regulation, or law. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders by requiring, among other things, that insiders maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities while aware of material nonpublic information.

EXECUTIVE COMPENSATION

The following table provides for the fiscal years indicated below certain summary information concerning compensation awarded to, earned by or paid to the individuals who served as our principal executive officer at any time during fiscal 2024 and our three other most highly compensated officers in fiscal 2024. These individuals are referred to in this prospectus as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(4)		Stock Awards ($)(5)		All Other Compensation ($)		Total ($)
Daniyel Erdberg	2024	510,206	(1)			1,152,927	(2)	66,000	(3)	1,729,133
Chief Executive Officer	2023	285,000	(4)	13,575	(5)	-		27,700	(6)	325,575
Theresa Carlise (2)	2024	160,000	(7)	25,000	(8)	372,663	(9)	38,456	(10)	596,119
Chief Financial Officer, Treasurer & Assistant Secretary	2023	78,904	(11)	-		391,400	(12)	-		470,304
Pravin Borkar	2024	140,645	(13)	-		-		1,419	(14)	142,065
Chief Technology Officer, and (President of Safe-Pro USA)	2023	120,000	(15)	-		-		-		120,000
Christopher Todd (3)	2024	225,000	(16)	100,000	(17)	15,527	(18)	18,000	(19)	358,527
(President of Airborne Response)	2023	225,000	(20)	20,363	(17)	485,000	(21)	18,000	(19)	748,363

(1)	For the year ended December 31, 2024, Mr. Erdberg earned pursuant to his employment agreement with Airborne Response an annual base salary of $225,000. Per Mr. Edberg’s employment agreement dated November 1, 2023, with Safe Pro Group Inc., he is to receive an annual base salary of $360,000, to be accrued until the Company completes its initial public offering on August 30, 2024 and to coincide with the termination of the Airborne Response employment agreement as noted above. For the year ended December 31, 2024, the Company accrued $238,065 for wages due under the Safe Pro Group employment agreement and paid in aggregate $298,065 of the accrued wage balance, for Airborne Response, the Company paid $150,206, until the agreement terminated on August 30, 2024.

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(2)	Amounts in this column reflect the market close on date of issuance, $4.27 per share for 270,000 restricted common shares. Mr. Erdberg was entitled to 450,000 restricted common shares, as pursuant to his Safe Pro Group employment contract, of which Mr. Erdberg transferred 180,000 restricted shares to certain other employees.
(3)	Represents medical premiums payable pursuant to Airborne Response employment agreement of $12,000 and $42,000 medical insurance payable pursuant to Safe Pro Group’s employment agreement. In addition, $12,000 is an auto allowance.
(4)	For the year ended December 31, 2023, Mr. Erdberg earned pursuant to his employment agreement with Airborne Response an annual base salary of $225,000. Mr. Erdberg elected to waive $105,000 of his base salary receiving gross wages of $120,000. Per Mr. Edberg’s employment agreement dated November 1, 2023, with Safe Pro Group Inc., he is to receive an annual base salary of $360,000, to be accrued until the Company completes its initial public offering. The Company accrued $60,000 representing two months of base salary in 2023.
(5)	Bonuses were earned by the respective officers per their employment agreements. The bonus is a performance-based bonus tied to revenue associated with a certain customer.
(6)	Represents medical premiums payable pursuant to Airborne Response employment agreement of $18,700 and $7,000 accrued medical insurance payable pursuant to Safe Pro Group’s employment agreement. In addition, $2,000 is an auto allowance accrual.
(7)	For the year ended December 31, 2024, as pursuant to her employment agreement with Safe Pro Group, Ms. Carlise earned an annual base salary of $150,000, until such time that the Company is listed on a national market exchange. On August 30, 2024, her salary increased pursuant to the Company’s listing on Nasdaq to an annual base salary of $180,000.
(8)	Represents $25,000 bonus, pursuant to listing on a national market exchange, per her employment agreement.
(9)	Amounts in this column reflect the aggregate grant date fair value, for 50,000 options to purchase common stock, for a fair value of $31,055, at an exercise price of $3.40 and an estimated term of 3.5 years, as computed in accordance with FASB ASC Topic 718. In addition, Ms. Carlise was awarded a total of 30,000 restricted common shares pursuant to her employment agreement, as contingent upon the Company’s listing on a national market exchange and 50,000 restricted common shares transferred to Ms. Carlise from Mr. Erdberg, for a fair value on date of issuance of $4.27
(10)	Represents amounts payable pursuant to Safe Pro Group’s employment agreement of $27,468 for medical premiums payable and $10,987 auto allowance.
(11)	For the year ended December 31, 2023, Ms. Carlise has accrued wages of $73,904 and was paid $5,000.
(12)	On June 22, 2023, and November 1, 2023, Ms. Carlise was awarded 30,000 and 170,000 restricted shares of the Company’s common stock at a fair market value of $1.94 and $1.96, respectively.

(13)	For the year ended December 31, 2024, Mr. Borkar annual base salary was $120,000 until August 30, 2024, when the Company listed on a national market exchange and his salary was increased to $225,000 annually, as pursuant to his employment agreement.
(14)	Represents medical insurance reimbursement of $1,419.
(15)	For the year ended December 31, 2023, Mr. Borkar’s annual salary was $120,000.
(16)	For the year ended December 31, 2024 and 2023, Mr. Todd earned pursuant to his employment agreement with Airborne Response an annual base salary of $225,000.
(17)	Bonuses were earned by the respective officers per their employment agreements. The bonus is a performance-based bonus tied to revenue.
(18)	Amounts in this column reflect the aggregate grant date fair value, for 25,000 options to purchase common stock, for a fair value of $15,527, at an exercise price of $3.40 and an estimated term of 3.5 years, as computed in accordance with FASB ASC Topic 718.
(19)	Represents medical insurance payable of $18,000, as pursuant to his employment agreement with Airborne Response.
(20)	For the year ended December 31, 2023, Mr. Todd earned pursuant to his employment agreement with Airborne Response an annual base salary of $225,000. Mr. Todd elected to waive $105,000 of his base salary, receiving gross wages of $120,000.
(21)	On December 29, 2022, Mr. Todd was awarded 250,000 restricted shares with vesting contingent upon the Company’s listing on a National Market Exchange, which occurred on August 30, 2024. On December 31, 2023, the Board of Directors approved the acceleration of the vesting. The fair market value of the award was $1.94

Narrative Disclosure to the Summary Compensation Table

Pravin Borkar. On June 7, 2022, our wholly owned subsidiary, Safe-Pro USA LLC (“SPUSA”), entered into a three-year employment agreement with Pravin Borkar, that extends for five additional terms of one-year each, unless either party gives 30-days’ advance notice of non-renewal. Under the agreement Mr. Borkar will serve as SPUSA’s President and as our Chief Technology Officer and Director. Mr. Borkar will receive an annual base salary of $225,000 with participation in retirement and welfare benefits of up to $1,500 per month for medical premiums, effective upon the Company’s listing on a national market exchange, which occurred August 30, 2024. At the discretion of the Board of Directors, a portion of the base salary may be accrued and at the election of Mr. Borkar be paid in our common stock. Mr. Borkar shall be entitled to receive an annual cash bonus of an amount equal to up to 100% of his then-current base salary if we meet or exceed criteria adopted by the Compensation Committee of the Board of Directors. On August 26, 2023, pursuant to the Fourth Amendment to the Exchange Agreement, related to the acquisition of Safe-Pro USA, the Company agreed to pay Mr. Borkar, $120,000 annual base salary, retroactive to January 1, 2023, until such time that the Company is listed on a National Market Exchange, which occurred on August 30, 2024, increasing his salary to $225,000.

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Daniyel Erdberg. On August 29, 2022, pursuant to the Acquisition Agreement by and between us and Airborne Response Corp. (“Airborne”), we assumed the obligations of Airborne, which included a three-year employment agreement dated March 21, 2022, between Airborne and Daniyel Erdberg, which extends for successive one-year renewal terms unless either party gives 30-days’ advance notice of non-renewal. Under the agreement, Mr. Erdberg served as Airborne’s Chief Executive Officer and received an annual base salary of $225,000 as well as participation in retirement and welfare benefits. At the discretion of the Board of Directors, a portion of the base salary may be accrued and at the election of Mr. Erdberg and be paid in our common stock. The agreement provides for a performance bonus based upon certain customer contracts of 15% in 2022; 10% in 2023; and 5% in 2024 of the Contribution Margin provided by such contracts during the term of the agreement. “Contribution Margin” means net revenue from sales (gross revenue net of refunds or charge backs), less expenses related to the provision of services or equipment under the contract. Additionally, Mr. Erdberg is entitled to receive an annual cash bonus of an amount equal to up to 100% of his then-current base salary if we meet or exceed criteria adopted by the Compensation Committee of the Board of Directors. In the event of termination “without cause” or resignation with “good reason” (as defined within the agreement), Mr. Erdberg shall receive one year base salary. During the years ended December 31, 2024 and 2023, Mr. Erdberg agreed to forgive an aggregate salary of $0 and $105,000, respectively.

On November 1, 2023, we entered into a five-year employment agreement with Mr. Erdberg, which extends automatically for successive one-year renewal terms unless either party gives 90-days’ advance notice of non-renewal. On August 30, 2024, upon listing on Nasdaq; (i) the term of this agreement was automatically amended to re-commence to a new one-year term and (ii) Mr. Erdberg’s agreement with Airborne was terminated.

Base Salary. During the first year of the term, we shall pay to Mr. Erdberg an annual salary of $360,000 (“Base Salary”). Thereafter, the Compensation Committee of the Board (the “Committee”) shall consider increases in Base Salary for subsequent years in connection with performance and a review of compensation provided at peer companies, which companies shall be subject to review on a continuing basis (the “Peer Group”), taking into account Company and individual performance objectives; provided, however, that Base Salary shall be increased as of each anniversary of the effective date of the agreement by a minimum of the greater of five percent or the annual increase in the Federal Consumer Price Index. Mr. Erdberg’s Base Salary shall not be decreased without Mr. Erdberg’s written consent. Notwithstanding the foregoing, the Base Salary was accrued on the books of the Company until August 30, 2024, at which time the Company was listed on Nasdaq. On August 30, 2024, the accrued and unpaid Base Salary of $298,065 was paid. Additionally, on August 30, 2024, Mr. Erdberg’s employment agreement with Airborne, was terminated by the mutual agreement of Mr. Erdberg and Airborne Response, with the accrued and unpaid salary of $70,673 was paid.

Additional Benefits. Pursuant to the agreement, Mr. Erdberg is entitled to certain other employee benefits and perquisites, including reimbursement of necessary and reasonable travel and participation in retirement and welfare benefits, and an auto allowance of $1,000 per month. If the Company does not provide health insurance or if Mr. Erdberg is covered under a different policy, the Company shall reimburse Mr. Erdberg up to $3,500 per month for health insurance coverage, which may be accrued at the option of the Board and which may be paid in shares of the Company’s common stock at the option of Mr. Erdberg.

Long-term incentive award. During the term of the agreement, Mr. Erdberg shall have an annual target long-term incentive award opportunity of 300% of one year’s Base Salary. The Committee will award Mr. Erdberg’s long-term incentive award based on an evaluation of performance and Peer Group compensation practices, taking into account Company and individual performance objectives. In its sole discretion, the Committee may award a long-term incentive award in excess of the target long-term incentive award opportunity. Notwithstanding the foregoing, the Committee may grant a special long-term incentive award at any time. Long-term incentive awards not granted under the 2022 Safe Pro Group Equity Incentive Plan (collectively with any successor plan thereto, the “Equity Incentive Plan”) shall be deemed “earned” if Executive is employed on the last day of the applicable performance period and shall be paid no later than March 15th of the year immediately following the year in which the applicable performance period expired. Awards granted under the Equity incentive Plan shall be subject to the terms and conditions of such plan and the award agreement.

Annual Target Cash Bonus Opportunity. During the term of the agreement, Mr. Erdberg shall have an annual target cash bonus opportunity of 100% of one year’s Base Salary with a minimum guaranteed annual cash bonus of 25% of one year’s Base Salary. The Committee shall award Mr. Erdberg’s annual cash bonus based on an evaluation of performance and Peer Group compensation practices, taking into account Company and individual performance objectives. In its sole discretion, the Committee may award an annual cash bonus in excess of the annual cash bonus opportunity. Notwithstanding the foregoing, the Committee may grant a special bonus at any time. Annual cash bonuses shall be deemed “earned” if Mr. Erdberg is employed on the last day of the year to which the bonus relates and shall be paid no later than March 15th of the year immediately following the year to which the annual bonus relates.

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Adjusted EBITDA Milestone Equity Award. In addition to the bonus awards set forth above, Mr. Erdberg shall be entitled to the bonus awards as follows: for each calendar year during the term of the agreement, in which the Company achieves the adjusted EBITDA. For the purposes hereof “Adjusted EBITDA” shall mean earnings before payment of interest, taxes, depreciation or amortization and shall not include unrealized gains or losses, non-cash expenses, gains or losses on foreign exchange, goodwill impairments, non-operating income, and share-based compensation. See table below.

Market Cap Milestone Performance Award. Upon the Company meeting the Market Cap Milestones listed below and maintaining such market cap for a period of 22 consecutive trading days, Mr. Erdberg will be awarded that number of shares set forth in the table below and shall be based upon the value of all shares issued and outstanding during the period as used in the Basic earnings per share calculation.

Adjusted EBITDA Milestone	Bonus Awards Shares	Market Cap Milestones	Bonus Awards Shares
$500,000	100,000	$30,000,000	200,000
$1,000,000	200,000	$40,000,000	200,000
$2,000,000	225,000	$60,000,000	200,000
$4,000,000	237,500	$80,000,000	200,000
$5,000,000	237,500

National Security Exchange Registration Equity Award. On August 30, 2024, Mr. Erdberg was entitled to an award of 450,000 shares of common stock, to coincide with its listing upon a national market exchange. Mr. Erdberg elected to transfer 180,000 shares of his award to certain employees in recognition to their service, with the remaining 270,000 issued to Mr. Erdberg.

Significant Transaction Bonus. Upon the Company closing a Significant Transaction, as defined below, Mr. Erdberg shall be granted that number of shares of common stock or a new series of preferred shares of the Company that is convertible into common stock of the Company equal to 5% of the of the value of all of the consideration, including any stock, cash or debt, of such completed transaction. Mr. Erdberg can earn this grant of stock for each Significant Transaction closed by the Company during the Term of this Agreement. “Significant Transaction” shall mean the Company closing a financing for at least $500,000, not including the Company’s initial public offering, or the closing of an acquisition with a valuation (determined by the value of the consideration paid by the Company) of not less than $1,000,000.

As of December 31, 2023, in connection with Mr. Erdberg’s employment agreement, the Company accrued wages and other benefits due to Mr. Erdberg of $69,000, of which $60,000 is included in accrued compensation and $9,000 is included in accrued expenses on the Company’s consolidated balance sheet.

Christopher Todd. Pursuant to the Acquisition agreement dated August 29, 2022, the Company assumed the obligation of an additional three-year employment agreement, dated March 21, 2022 with Christopher Todd, that extends for a successive one-year renewal terms unless either party gives 30-days’ advance notice of non-renewal. Under the agreement, Mr. Todd serves as Airborne’s Chief Operating Officer and receives an annual base salary of $225,000 and participation in retirement and welfare benefits. At the discretion of the Board of Directors, a portion of his base salary may be accrued and at the election of Mr. Todd and be paid in common stock of the Company. The agreement provides for a performance bonus based upon certain customer contracts of 15% in 2022; 20% in 2022; 15% in 2023; and 10% in 2024 of the Contribution Margin provided by such contracts during the term of this Agreement. “Contribution Margin” shall mean net revenue from sales (gross revenue net of refunds or charge backs), less expenses related to the provision of services or equipment under the contract. Additionally, Mr. Todd is entitled to receive an annual cash bonus in an amount equal to up to 100% of his then-current base salary if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board of Directors. In the event of termination “without cause” or resignation with ‘good reason” (as defined within the Agreement), Mr. Todd shall receive one year base salary. During the years ended December 31, 2024 and 2023, Mr. Todd agreed to forgive an aggregate salary of $0 and $105,000, respectively.

Theresa Carlise. On June 22, 2023, the Company entered into a one-year employment agreement that extends for an additional one-year renewal term unless either party gives 30-days’ advance notice of non-renewal, with Theresa Carlise. On August 30, 2024, upon listing on Nasdaq or other National Market System exchange, the term of the agreement was automatically amended and re-commence a new one-year term, from the listing date thereof. Ms. Carlise agreed to serve as Chief Financial Officer and receive 30,000 fully vested restricted shares of the Company and an annual base salary of $90,000, which shall accrue for the first six months at $5,000 per month and for the second six months shall be paid $10,000 per month, payable in semimonthly payments according to the Company’s payroll schedule. On August 30, 2024, the date of which the Company was listed on Nasdaq, Ms. Carlise accrued salary of $108,561 was paid, she received an equity award of 30,000 restricted shares of the Company’s stock, a cash bonus of $25,000, an annual base salary of $180,000, an auto allowance of $600 per month and medical insurance payable of $1,500 per month.

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On November 1, 2023, the Company entered into an amendment, (“Amendment No. 1”) to the employment agreement increasing the annual base salary to $120,000, accrued for the first six months at $10,000 per month and payable upon such time the Company has raised $750,000 or is effective on a national market system exchange. All other terms remain the same as in the original agreement. As of December 31, 2023, in connection with this agreement, the Company accrued wages due to Executive of $73,904, which is included in accrued compensation on the Company’s consolidated balance sheet.

On March 27, 2024, the Compensation Committee of the Company’s Board of Directors approved Amendment No. 2, increasing the term of the agreement to two years from one year with an annual base salary of $150,000. The first six months is accrued and payable upon such time the Company has raised $750,000 or is effective on a national market system exchange. Upon the second six months, salary shall be paid at 10,000 per month, payable in semimonthly payments according to the Company’s payroll schedule and the remaining $2,500 a month, accrued until such time the Company has raised $750,000 or is effective on a national market system exchange. Commencing upon effectiveness of the Company’s securities trading on a National Market Exchange, which shall be deemed to have occurred upon the closing of this offering, Ms. Carlise agreement will re-commence to a three-year agreement with automatic renewals of three successive one-year terms. All other terms remain the same.

On April 12, 2024, the Compensation and Nominating Committees of the Company’s Board of Directors and the Board of Directors approved the Amended and Restated Employment Agreement (“A&R Agreement’) for Theresa Carlise. The Nominating Committee appointed Ms. Carlise as Assistant Secretary, in addition to her current positions as Chief Financial Officer and Treasurer. The Compensation Committee approved the following: (i) the benefits provided within the Agreement, upon the listing on a National Market Exchange, which shall be deemed to have occurred August 30, 2024, were accrued from the effective date of June 22, 2023 forward, to include $600 monthly auto allowance and insurance premiums of $1,500 month, (ii) four weeks of PTO, of which unused portion will accrue into the following year, (iii) annual minimum increases to Base Salary between 10-20%, to be determined by the Compensation Committee and (iii) adjustment to the language in Other Tax Matters, Section 409A.

Recoupment Policy

We adopted the Safe Pro Group, Inc. Dodd-Frank Restatement Recoupment Policy. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. “Clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made awards to any named executive officer or director during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

DIRECTOR COMPENSATION

General

The following discussion describes the significant elements of the expected compensation program for members of the board of directors and its committees. Directors who are also executive officers (each, an “Excluded Director”) will not be entitled to receive any compensation for his or her service as a director, committee member or Chair of our board of directors or of any committee of our board of directors.

Director Compensation

Our non-employee director compensation program is designed to attract and retain qualified individuals to serve on our board of directors. Our board of directors, on the recommendation of our compensation committee, will be responsible for reviewing and approving any changes to the directors’ compensation arrangements. In consideration for serving on our board of directors, each director (other than Excluded Directors) will be paid an annual retainer. All directors will be reimbursed for the reasonable out-of-pocket expenses incurred while serving as directors.

Prior to January 2024, we did not have any non-employee directors. Concurrent with the appointment of non-employee directors in January 2024, our board of directors approved the following new compensation program for the non-employee members of our board of directors.

Cash Compensation. Under such a program, we will pay each non-employee director a cash fee, payable quarterly, of $48,000 per year for service on our board of directors.

Committee Fees. If a non-employee director is designated to participate on a committee of our board of directors as either a chairperson or non-chairperson member, such director will be entitled to compensation in addition to the quarterly cash fee. The amount of the fee has not yet been determined.

Equity Awards. Each non-employee director will receive a one-time initial restricted stock award of 50,000 shares of our common stock. Each non-employee director shall also be eligible to receive grants of stock options, each in an amount designated by the Compensation Committee of our board of directors, from any equity compensation plan approved by the Compensation Committee of our Board.

In addition to such compensation, we will reimburse each non-employee director for all pre-approved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of our Board of Directors.

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RELATED PARTY TRANSACTIONS

Acquisition Related - Due to Related Party

Safe-Pro USA LLC

In connection with the Acquisition of Safe-Pro USA, on June 7, 2022, the Company agreed to assume a liability due to the former member of Safe-Pro USA and current President of Safe-Pro USA, Pravin Borkar of $2,193,901, which was further reduced to $1,622,540 to account for certain revenues not recognized since the performance obligation was not completed (See Note 2 – Revenue Recognition in the accompanying consolidated financial statements in this prospectus, under Safe-Pro USA for the 20% performance obligation) and other holdbacks. On April 11, 2024, the Company amended the Exchange Agreement to include the following:

1. Additional Consideration as follows: (i) If on or before March 31, 2026, Safe-Pro USA achieves $5,000,000 in revenue sourced by Pravin Borkar from the sale of Safe-Pro USA manufactured products (the “First Earnout Shares”), the Company shall issue to the members of Safe-Pro USA, the number of shares of Company common stock equal to $1,250,000, valued at the greater of opening price on the date the Company’s common stock is listed for trading on a National Exchange and the closing price of such common stock on such National Exchange on the trading day immediately prior to Safe-Pro USA achieving the First Revenue Milestone, (ii) additionally, if on or before March 31, 2026, Safe-Pro USA achieves $7,500,000 in revenue sourced by Pravin Borkar from the sale of Safe-Pro USA manufactured products (the “Second Earnout Shares”), the Company shall issue to the members of Safe-Pro USA, the number of shares of Company common stock equal to $1,250,000, valued at the greater of opening price on the date the Company’s common stock is listed for trading on a National Exchange and the closing price of such common stock on such National Exchange on the trading day immediately prior to Safe-Pro USA achieving the Second Revenue Milestone, and (iii) if on or before March 31, 2026, Safe-Pro USA achieves $5,000,000 in revenue sourced by Pravin Borkar from the sale of Safe-Pro USA manufactured products, calculated from August 26, 2023, forward, the members of Safe-Pro USA will be entitled to a one-time payment in an amount equal to 10% of the net profits generated therefrom.

2. The amounts owed to Pravin Borkar as set forth in Section 3.12 of the Exchange Agreement shall be paid from the proceeds from the Contracts and Performance Bonds (as defined in the Exchange Agreement), less the ten percent commissions and expenses to each contract, (“BMD Proceeds”), with the Bangladesh Ministry of Defense. Any remaining amounts owed from this balance, after given effect to BMD Proceeds are not the responsibility of the Safe-Pro USA.

3. Obsolete inventory (prior to December 2020) as further identified by Mr. Borkar and Mr. Erdberg, will be assigned to Mr. Borkar.

Pravin Borkar, the sole member of Safe-Pro USA prior to its acquisition by the Company advanced funds, (see assumed liability of $1,622,540) to Safe-Pro USA for working capital purposes prior to the acquisition and during the 2023 and 2022 periods. The Safe-Pro USA preacquisition members advanced funds to Safe-Pro USA for working capital purposes prior to the acquisition and during the 2024 and 2023 periods. Additionally, during 2024 and 2023, a company owned by the preacquisition members paid certain expenses and wages on behalf of the Company and was reimbursed for these expenses. These advances are non-interest bearing and are payable on demand but only from proceeds received from contracts the Bangladesh Ministry of Defense customer. During the year ended December 31, 2024, the Company repaid $20,654of these advances and assumed liabilities. During the year ended December 31, 2023, the Company was advanced funds of $298,361 and repaid $793,458 of these advances and assumed liabilities. On December 31, 2024 and 2023, amounts due to the former member amounted to $382,516 and $405,554, respectively, which is included in due to related parties on the accompanying consolidated balance sheets.

Airborne Response Corp.

On August 29, 2022, the Company acquired 100% of Airborne Response Corp. Daniyel Erdberg, our CEO, was the owner of 35.9% of the shares of Airborne Response at the time of the acquisition. Mr. Erdberg received 1,175,000 shares of the Company’s Series B Preferred Stock as payment for his ownership interest in Airborne Response representing approximately 35.9% of the Series B Preferred Stock issued as part of the transaction. Series B Preferred Stock is not convertible until completion of the Company’s initial public offering.

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Related Party Payable for Services

During the years ended December 31, 2024 and 2023, the Company incurred production supplies and services from a company owned by the spouse of Mr. Borkar, American Protection Works, in the amount of $18,765 and $22,730, respectively, which is included in cost of sales on the accompanying consolidated statements of operations.

Related Party Accrued Compensation and Expenses

During the year ended December 31, 2023 and 2022, Mr. Erdberg and Mr. Todd agreed to forgive aggregate accrued salary of $210,000 and $221,973, respectively, which has been recorded as contributed capital as presented on the consolidated statement of shareholders’ equity. For the three months ended March 31, 2024 and 2023 there were no amounts forgiven for the same.

On August 26, 2023, pursuant to the Fourth Amendment to the Exchange Agreement, related to the acquisition of Safe-Pro USA, the Company agreed to pay the spouse of Mr. Borkar, Anjali Borkar, $120,000 annual base salary, retroactive to January 1, 2023 and until such time that the Company is listed on a National Market Exchange, which shall be deemed to have occurred upon the closing of this offering. Upon listing on a National Market Exchange Mrs. Borkar is to serve as Vice President of Operations, pursuant to an Employment agreement, dated June 7, 2022. The agreement has a three-year term, that extends for five additional terms of one-year each, unless either party gives 30-days’ advance notice of non-renewal. Under the Agreement Mrs. Borkar will receive an annual base salary of $120,000 and shall be entitled to receive an annual cash bonus in an amount equal to up to 100% of her then-current Base Salary if the Company meets or exceeds criteria adopted by the Compensation Committee of the Board of Directors.

For the year ended December 31, 2024, the Company recorded related party accrued wages of $39,105 for Mr. Borkar, the President of Safe-Pro USA and an additional $39,107 accrued wages as recorded in accrued expenses for his spouse, who is also employed by the Company as Vice President of Safe-Pro USA. For the years ended December 31, 2024 and 2023, total wages for the spouse of the President of Safe-Pro USA were $159,107 and $112,950, respectively.

As of December 31, 2024 and 2023, in connection with our employment agreement with Theresa Carlise, the Company accrued wages due of $0 and $73,904, respectively.

As of December 31, 2024 and 2023, in connection with employment agreement with Daniyel Erdberg, the Company accrued wages and other benefits due to this executive of $0 and $69,000, respectively, of which $60,000 is included in accrued compensation and $9,000 is included in accrued expenses on the accompanying consolidated balance sheet.

Total related party payments payable as described above, as of December 31, 2024 and 2023, are $421,623 and $405,554, respectively, which has been recorded as accrued expense, accrued compensation and due to related party.

Procedures for Approval of Related Party Transactions

A “related party transaction” is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related party had or will have a direct or indirect material interest. A “related party” includes:

●	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

●	any person who beneficially owns more than 5% of our common stock;

●	any immediate family member of any of the foregoing; or

●	any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Our Audit Committee is responsible for reviewing and approving in advance any related party transaction.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members: Daniyel Erdberg, Pravin Borkar, Arthur T. Dean, John E. Miller, and Lee Van Arsdale. The Nominating and Governance Committee nominated, and the Board approved and recommended, all of the current members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A majority of votes cast is required to elect director nominees. Broker non-votes and abstentions will have no effect on this proposal.

The Board recommends that stockholders vote FOR each of the five nominees for election to our Board of Directors.

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PROPOSAL 2:

TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected RBSM LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of RBSM LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by Salberg & Company, P.A. for their services for the fiscal years ended December 31, 2024 and 2023, were as follows:

	2024	2023
Audit Fees	$129,590	$77,372
Audit-related fees	-	-
Tax fees	-	-
All other fees	84,630	-
TOTAL	$214,220	$77,372

On September 30, 2024, Salberg & Company, P.A. was dismissed as the Company’s independent registered public accounting firm and RBSM LLP was appointed as the Company’s new independent registered public accounting firm.

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on this proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. RBSM LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and RBSM LLP the Company’s audited financial statements. We discussed with RBSM LLP the overall scope and plans of their audit. We met with RBSM LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2024, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2024, and for the year then ended; (ii) discussed with RBSM the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from RBSM required by applicable requirements of the PCAOB regarding RBSM’s communications with the Audit Committee regarding independence; and (iv) discussed with RBSM their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Arthur T. Dean (Chair)

John E. Miller

Lee Van Arsdale

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PROPOSAL 3:

TO APPROVE THE SAFE PRO GROUP INC. 2025 EQUITY INCENTIVE PLAN

In April 2025, the Compensation Committee of the Board approved the Safe Pro Group Inc. 2025 Stock Plan (the “2025 Plan”), subject to the receipt of stockholder approval, which the Company is seeking at this stockholders’ meeting.

Overview

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees, directors and consultants. We previously utilized our 2022 Equity Incentive Plan (“2022 Plan”) for awards. As of the Record Date, our 2022 Plan has 1,472,500 shares available for issuance. Approval of the 2025 Plan will allow us to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and directors and to provide incentives for such persons to exert maximum efforts for our success. The 2025 Plan will allow us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock option grants, stock appreciation rights, stock awards, and stock unit awards.

We believe it is critical for our long-term success that the interests of our employees and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and directors. We believe we must continue to offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. To date, stock options and restricted stock units have been the sole component of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value.

We have and we expect to continue to experience some growth in personnel as we progress our business. Additionally, we aim to conserve cash and use equity as a significant part of our employee compensation. If our stockholders do not approve the 2025 Plan we believe that we will be unable to successfully use equity as part of our compensation program, as most of our competitors in the industry do, putting us at a significant disadvantage. Additionally, we would then have to utilize more cash to compensate our employees. Therefore, we believe that approval of this request is in the best interest of our stockholders and our company.

Key Features Designed to Protect Stockholders’ Interests

The design of the 2025 Plan reflects our commitment to corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

Independent administrator. The compensation committee of the board of directors, which is comprised solely of non-employee directors, will administer the 2025 Plan.

Repricing prohibited. Stockholder approval is required for any repricing of any stock options or stock appreciation rights.

Limitations on Dividend Payments on Awards. Dividends and dividend equivalents on all stock units and stock awards are paid only to the extent the awards vest, and no dividends or dividend equivalents are ever paid on stock options or stock appreciation rights.

No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

Award design flexibility. Different kinds of awards may be granted under the 2025 Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

Share counting. The number of shares available for grant under the 2025 Plan is reduced by the gross number of shares subject to awards, and shares withheld for taxes in connection with awards or tendered in payment of an option’s exercise price cannot be used for future grants.

Non-employee director limits. The 2025 Plan contains a limit on the compensation that may be paid to any non-employee member of our Board in any calendar year.

No tax gross-ups. The 2025 Plan does not provide for tax gross-ups.

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Fixed term. The 2025 Plan has a fixed term of ten years from its initial effective date, or June 26, 2035.

Description of the 2025 Plan

The 2025 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants. The material features of the 2025 Plan are outlined below. The following description of the 2025 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2025 Plan. Stockholders are urged to read the actual text of the 2025 Plan in its entirety, which is appended to this Proxy Statement as Annex A.

Administration. The 2025 Plan is administered by our compensation committee of the board of directors (we refer to the body administering the 2025 Plan as the “Committee”). The Committee, which is comprised of directors who satisfy the non-employee director definition under Rule 16b-3 of the Securities Exchange Act of 1934, has full authority to select the individuals who will receive awards under the 2025 Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

Limit on Non-Employee Director Compensation. Under the 2025 Plan, the following limits apply to non-employee directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2025 Plan and cash fees paid to such non-employee director, will not exceed $500,000 in total value. For purposes of these limitations, the value of awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Number of Shares of Common Stock. 5,000,000 shares will be available for issuance under the 2025 Plan. Shares issuable under the 2025 Plan may be authorized but unissued shares or treasury shares. The number of shares of common stock available for issuance under the Plan will automatically increase on January 1st of each calendar year, beginning on January 1, 2026 and ending on (and including) January 1, 2035 (each, an “Evergreen Date”) in an amount equal to 5% of the total number of shares of common stock outstanding on the December 31st immediately preceding the applicable Evergreen Date (the “Evergreen Increase”). Notwithstanding the foregoing, our board of directors may act prior to the Evergreen Date of a given year to provide that there will be no Evergreen Increase for such year, or that the Evergreen Increase for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the 2025 Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to us by a participant, or withheld by us on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the 2025 Plan. The number of shares of common stock issuable under the 2025 Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the 2025 Plan. No award granted under the 2025 Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees designated as key employees for purposes of the 2025 Plan, all non-employee directors and consultants are eligible to receive awards under the 2025 Plan. As of the Record Date, 41 employees and all 3 non-employee directors were eligible to participate in the 2025 Plan.

Awards to Participants. The 2025 Plan provides for discretionary awards of stock options, stock awards, stock unit awards and stock appreciation rights to participants. Each award made under the 2025 Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the 2025 Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the initial effective date of the 2025 Plan.

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Stock Appreciation Rights. The Committee has the discretion to grant stock appreciation rights to participants. The Committee determines the exercise price for a stock appreciation right, which cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant in common stock or in cash, at our discretion, an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The Committee has the discretion to set the terms and conditions applicable to the award, including the number of shares subject to the stock appreciation right and the vesting schedule, provided that each stock appreciation right will expire not more than ten years from the date of grant and no dividends or dividend equivalents shall be paid with respect to any stock appreciation right prior to the exercise of the stock appreciation right.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any stock award subject to restrictions will be held by us and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents will be held by us and paid only to the extent the restrictions lapse.

Award Limits. The 2025 Plan contains a limit on the number of shares of common stock as to which any one recipient may receive stock options or stock appreciation rights in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). In addition, the 2025 Plan contains a limit on the number of shares of common stock that may be used for stock awards and/or stock unit awards to any one recipient in any calendar year to $1.0 million in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Each of the above limits is calculated separately and the issuance of stock options or stock appreciation rights will not limit the stock awards and/or stock unit awards that may also be issued to the same person. We believe this modification will prevent the volatility of our stock price from effecting our ability to plan future awards.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to us the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing us to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2025 Plan or any award agreement, in the event of a “Change in Control” of the company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

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Amendment of Award Agreements; Amendment and Termination of the 2025 Plan; Term of the 2025 Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the 2025 Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares are listed.

Notwithstanding the foregoing, neither the 2025 Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation right or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the company or similar events.)

No awards may be granted under the 2025 Plan on or after the tenth anniversary of the initial effective date of the 2025 Plan, or June 26, 2035.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The 2025 Plan will not be qualified under the provisions of section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

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Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when he receives cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and we will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of a stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

Awards Granted Under the 2025 Plan

No awards have been granted under the 2025 Plan.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on this proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board recommends that stockholders vote FOR the approval of the 2025 Plan.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2024 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to Safe Pro Group Inc., 18305 Biscayne Blvd. Suite 222, Aventura, Florida 33160, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Safe Pro Group Inc., 18305 Biscayne Blvd. Suite 222, Aventura, Florida 33160, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our 2026 Annual Meeting, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board of Directors, must be received at our principal executive offices located in Aventura, Florida no later than January 2, 2026 (the “Deadline”). For any proposal that a stockholder wishes to propose for consideration at the 2026 Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered not less than 120 days prior to the anniversary of the mailing date of our proxy materials for the preceding annual meeting of stockholders. The notice of the proposal also must comply with the content requirements for such notices set forth in our Amended and Restated Bylaws.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors,

Safe Pro Group Inc.

/s/ Daniyel Erdberg
Daniyel Erdberg
Chief Executive Officer

Aventura, Florida

April 30, 2025

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Annex A

SAFE PRO GROUP, INC.

2025 STOCK PLAN

Section 1.	Establishment and Purpose.

1.1 The Board of Directors of Safe Pro Group, Inc. (the “Company”) established the Safe Pro Group, Inc. 2025 Stock Plan (the “Plan”) effective as the Company’s stockholders approval of the Plan on June 26, 2025.

1.2 The purpose of the Plan is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award, a Stock Unit Award or an SAR.

2.2 “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Award Agreement or SAR Agreement evidencing an Award granted under the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5 “Cause” means that the Participant: (A) pleads “guilty” or “no contest” to, or is convicted of an act which is defined as a felony under federal or state law, or is indicted or formally charged with acts involving criminal fraud or embezzlement; (B) in carrying out his or her duties, engages in conduct that constitutes gross negligence or willful misconduct; (C) engages in substantiated fraud, misappropriation or embezzlement against the Company; (D) engages in any inappropriate or improper conduct that causes material harm to the reputation of the Company; or (E) materially breaches the terms of any agreement between the Participant and the Company.

2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7 “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.8 “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.9 “Company” means Safe Pro Group, Inc., a Delaware corporation.

2.10 “Consultant” means any person, including an advisor, who is engaged by the Company or an affiliate to render consulting or advisory services and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

2.11 “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

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2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.13 “Fair Market Value” means as of any date, the closing price of a share of Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board as of such date, or, if no trading occurred on such date, as of the trading day immediately preceding such date.

2.14 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.15 “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.16 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.17 “Participant” means a Key Employee, Director or Consultant selected to receive an Award under the Plan.

2.18 “Plan” means the Safe Pro Group, Inc. 2025 Stock Plan.

2.19 “Stock Appreciation Right” or “SAR” means a grant of a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.20 “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.21 “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.22 “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.23 “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.	Administration.

3.1 The Committee.

The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.

3.2 Authority of the Committee.

(a) The Committee, in its sole discretion, shall determine the Key Employees, Consultants and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b) To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

(c) The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

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(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3 Award Agreements.

(a) Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (i) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (ii) an agreement to cancel, to the extent permitted under Section 409A of the Code, any employment agreement, fringe benefit or compensation arrangement in effect between the any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (iii) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

(b) Performance-Based Awards.

(i) The Committee may, in its discretion, provide that any Award granted under the Plan shall be subject to the attainment of performance goals.

(ii) Performance goals may be based on one or more business criteria, including, but not limited to: earnings, earnings per share or earnings per share growth; earnings before interest and taxes, or earnings before interest, taxes, depreciation and/or amortization; Share price; total stockholder return, return on assets; net asset turnover; inventory turnover; return on capital or return on invested capital; return on equity; cash flow; net or pre-tax income; profit margin; working capital turns; market share; expense management; revenue; revenue growth; stockholder equity; leverage ratio; investment rating; debt coverage; the achievement of clinical milestones; and the achievement of technological milestones. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee, and may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole. In addition, the Committee may adjust performance goals for any events that occur during a performance period, including significant acquisitions or dispositions of businesses or assets by the Company; litigation, judgments or settlements; changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; unusual and/or non-recurring items; and fluctuations in foreign exchange rates.

(iii) With respect to each performance period established by the Committee, the Committee shall establish such performance goals relating to one or more of the business criteria identified above, and shall establish targets for Participants for achievement of performance goals. The performance goals and performance targets established by the Committee may be identical for all Participants for a given performance period or, at the discretion of the Committee, may differ among Participants. Following the completion of each performance period, the Committee shall determine the extent to which performance goals for that performance period have been achieved, and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Award Agreement.

Section 4.	Shares of Common Stock Subject to Plan.

4.1 Total Number of Shares.

(a) The total number of shares of Common Stock that may be issued under the Plan shall be 5,000,000 plus any additional shares of Common Stock that become available for issuance under the Plan under Sections 4.1(c)-(d) below. Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

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(b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock purchased by the Company with proceeds from a Stock Option exercise shall not again be available for issuance pursuant to subsequent Awards, shall count against the aggregate number of shares that may be issued under the Plan and shall not increase the number of shares available under the Plan.

(c) If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

(d) The number of shares of Common Stock available for issuance under the Plan will automatically increase on January 1st of each calendar year, beginning on January 1, 2026 and ending on (and including) January 1, 2035 (each, an “Evergreen Date”) in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the January 1st immediately preceding the applicable Evergreen Date (the “Evergreen Increase”). Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given year to provide that there will be no Evergreen Increase for such year, or that the Evergreen Increase for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

4.2 Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a) Commencing on or after the date the Company’s Common Stock begins trading on a national securities exchange, the maximum number of shares of Common Stock as to which a Key Employee or Consultant may receive Stock Options or SARs in any calendar year will not exceed $1,000,000 in total value (calculating the value of any such Stock Options or SARs based on the grant date fair value of such Stock Options or SARs for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards pursuant to Section 4.2(c) shall not be included in the foregoing calculation.

(b) The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is the full number of shares of Common Stock that may be issued under Section 4.1 of the Plan.

(c) Commencing on or after the date the Company’s Common Stock begins trading on a national securities exchange, the maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that may be granted to any Key Employee or Consultant in any calendar year will not exceed $1,000,000 in total value (calculating the value of any such Stock Awards and/or Stock Unit Awards based on the grant date fair value of such Stock Awards and/or Stock Unit Awards for financial reporting purposes). For the avoidance of doubt, shares of Common Stock that may be used for Stock Options and/or SARs pursuant to Section 4.2(a) shall not be included in the foregoing calculation.

(d) The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Director, taken together with any cash fees paid by the Company to such Director during such calendar year for service on the Board, will not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3 Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or SARs or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances.

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Section 5.	Grants of Stock Options.

5.1 Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors or Consultants who, in each case are not employees of the Company or any Subsidiary will be NSOs. Only Key Employees of the Company, any “parent corporation” (as defined in Section 424(e) of the Code or any Subsidiary that is a “subsidiary company” (as defined in Section 424(f) and (g) of the Code) are eligible to be granted ISOs.

5.2 Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3 Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a) The per share exercise price of each Stock Option shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall vest and become exercisable as provided in the Stock Option Agreement and subject to such terms and conditions as determined by the Committee; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, for any reason other than Cause.

(c) Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4 Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. Such notice will be accompanied by payment in full of the purchase price. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

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(b) The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price: (i) in cash or by certified or bank check; (ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price; (iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock; or (vi) by combination of any of the foregoing methods.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

Section 6.	Stock Awards.

6.1 Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2 Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a) The Award Agreement shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, for any reason other than Cause.

(c) Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock pursuant to an Award Agreement shall thereupon be a stockholder with respect to such shares and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Award Agreement. Any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

Section 7.	Stock Unit Awards.

7.1 Grant.

The Committee may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on such date or the date of such event as provided in the Stock Unit Award Agreement.

7.2 Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a) The Stock Unit Agreement shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

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(b) The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board or as a Consultant, for any reason other than Cause.

(c) Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a stockholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall be entitled to receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement. Such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

Section 8.	SARs.

8.1 Grant.

The Committee may grant SARs to Participants. Upon exercise, an SAR entitles the Participant to receive from the Company the number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share as of the date on which the SAR is exercised over the exercise price, multiplied by the number of shares with respect to which the SAR is being exercised. The Committee, in its discretion, shall be entitled to cause the Company to elect to settle any part or all of its obligations arising out of the exercise of an SAR by the payment of cash in lieu of all or part of the shares it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise. Cash shall be delivered in lieu of any fractional shares. The terms and conditions of any such Award shall be determined at the time of grant.

8.2 SAR Agreement.

(a) Each SAR shall be evidenced by a written SAR Agreement specifying the terms and conditions of the SAR as the Committee may determine, including the SAR exercise price, expiration date of the SAR, the number of shares of Common Stock to which the SAR pertains, the form of settlement and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

(b) The per Share exercise price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

(c) Each SAR shall expire and all rights thereunder shall cease on the date fixed by the Committee in the related SAR Agreement, which shall not be later than the ten years after the date of grant; provided however, to the extent permitted under Section 409A of the Code and regulations thereunder, if a Participant is unable to exercise an SAR because trading in the Common Stock is prohibited by law or the Company’s insider-trading policy, the SAR exercise date shall be extended to the date that is 30 days after the expiration of the trading prohibition.

(d) Each SAR shall become exercisable as provided in the related SAR Agreement; provided that notwithstanding any other Plan provision, the Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of the Participant’s termination of employment, or service on the Board or as a Consultant, for any reason other than Cause.

(e) No dividends or dividend equivalents shall be paid with respect to any SAR prior to the exercise of the SAR.

(f) A person entitled to exercise an SAR may do so by delivery of a written notice in accordance with procedures established by the Committee specifying the number of shares of Common Stock with respect to which the SAR is being exercised and any other information the Committee may prescribe. As soon as reasonably practicable after the exercise of an SAR, the Company shall (i) issue the total number of full shares of Common Stock to which the Participant is entitled and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash, deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares it would otherwise be obligated to deliver.

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Section 9.	Change in Control.

9.1 Effect of a Change in Control.

(a) Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 9.2), the Committee is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest level, as applicable, in order that Participants may realize the benefits thereunder.

(b) In addition to the Committee’s authority set forth in Section 3 and except as set forth in any written employment agreement between the Company and the Participant, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time in anticipation of or thereafter, as applicable, to take any one or more of the following actions: (i) cause any outstanding Stock Option or SAR to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent exercised prior to the Change in Control, cancel that Stock Option or SAR upon the Change in Control; (ii) cancel any Award in exchange for a substitute award; (iii) redeem any shares subject to an outstanding Stock Award or Stock Unit Award for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (iv) provide for the purchase of any outstanding Stock Option or SAR, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable, provided that, if the Fair Market Value per share of Common Stock on the date of the Change in Control does not exceed the exercise price of the Stock Option or SAR, can the Stock Option or SAR without any consideration; (v) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (vi) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control or (viii) take such other action as the Committee shall determine to be reasonable under the circumstances.

(c) In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

(d) Notwithstanding any provision of this Section 9.1, in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 9.1 to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

9.2 Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a) any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

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(c) the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d) there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 10.	Payment of Taxes.

(a) In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company shall require the Participant to pay the Company the minimum amount of federal, state, local or foreign taxes required to be withheld, and in the Company’s sole discretion, the Company may permit the Participant to pay the Company up to the maximum individual statutory rate of applicable withholding.

(b) The Company in its sole discretion may make available one or more of the following alternatives for the payment of such taxes: (i) in cash; (ii) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes; (iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; (iv) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or (v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 11.	Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option or SAR for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

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Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 12.	Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 13.	Delivery of Shares.

Shares of Common Stock issued pursuant to a Stock Award, the exercise of a Stock or SAR or the settlement of a Stock Unit Award shall be represented by stock certificates or on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however, that upon the written request of the Participant, the Company shall issue, in the name of the Participant, stock certificates representing such shares of Common Stock. Notwithstanding the foregoing, shares granted pursuant to a Stock Award shall be held by the Secretary of the Company until such time as the shares are forfeited or settled.

Section 14.	Termination or Amendment of Plan and Award Agreements.

14.1 Termination or Amendment of Plan.

(a) Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

14.2 Amendment of Award Agreements.

The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3 No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs without stockholder approval. For this purpose, repricing includes (i) a reduction in the exercise price of the Stock Option or SARs or (ii) the cancellation of a Stock Option in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs, other Awards or any other consideration provided by the Company, but does not include any adjustment described in Section 4.3.

Section 15.	No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment or service of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16.	Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 17.	Effective Date and Term of Plan.

17.1 Effective Date.

The Plan has been adopted by the Board and stockholders of the Company, and is effective, as of June 26, 2025.

17.2 Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after June 26, 2035.

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**This proxy is solicited on behalf of the Board of Directors**

# SAFE PRO GROUP INC.

18305 Biscayne Blvd., Suite 222 Aventura, FL 33160

**VOTE BY INTERNET - www.SPAI.vote**
Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on June 25, 2025. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

**VOTE BY MAIL**
Mark, sign, and date this proxy card and promptly return it to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

**VOTE BY FAX or BY EMAIL**
Mark, sign, and date this proxy card and promptly return it by fax: (347)-584-3644 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

**CONTROL#**

The undersigned hereby appoints Daniyel Erdberg, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, of Safe Pro Group Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at 10:00 a.m. Eastern time, on June 26, 2025, virtually, by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

**THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES (PROPOSAL 1) AND "FOR" PROPOSALS 2 AND 3.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. The election of 5 Directors. Nominees:

| | For | Withhold |
|---|---|---|
| 1a. Daniyel Erdberg | ☐ | ☐ |
| 1b. Pravin Borkar | ☐ | ☐ |
| 1c. Arthur T. Dean | ☐ | ☐ |
| 1d. John E. Miller | ☐ | ☐ |
| 1e. Lee Van Arsdale | ☐ | ☐ |

This proxy, when properly executed, will be voted as directed by the shareholder. If no such directions are made, this proxy will be voted "FOR" the election of the director nominees in Proposal 1, and "FOR" Proposals 2 and 3. The proxies will vote in their discretion on any other business properly brought at the Annual Meeting.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |